Exhibit 99.1

1

2021 KBW Community Bank Investors Conference August 2021

Safe Harbor 3 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Western and Teton Financial Services, the outcome of any legal proceedings that may be instituted against First Western or Teton Financial Services, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Western and Teton Financial Services do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, First Western’s ability to complete the acquisition and integration of Teton Financial Services successfully, and the dilution caused by First Western’s issuance of additional shares of its common stock in connection with the transaction. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2021 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Additional Information about the Acquisition and Where to Find It In connection with the proposed acquisition, First Western will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of First Western common stock to be issued to the shareholders of Teton Financial Services. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Teton Financial Services seeking their approval of the acquisition and related matters. In addition, First Western may file other relevant documents concerning the proposed acquisition with the SEC. SHAREHOLDERS OF TETON FINANCIAL SERVICESARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST WESTERN, TETON FINANCIAL SERVICES AND THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to First Western Financial, Inc., 1900 16th Street , Suite 1200, Denver CO, 80202 , Attention: Investor Relations (telephone:(877) 505-1281), or by accessing First Western’s website at www.myfw.com under “Investor Relations.” The information on First Western’s website is not, and shall not be deemed to be, a part of this release or incorporated into other filings it makes with the SEC. Participants in the Solicitation First Western, Teton Financial Services, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Teton Financial Services in connection with the acquisition. Information about the directors and executive officers of First Western is set forth in the proxy statement for First Western’s 2021 annual meeting of shareholders filed with the SEC on April 29, 2021. Additional information regarding the interests of these participants and other persons who may be deemed participants in the acquisition may be obtained by reading the proxy statement/prospectus regarding the acquisition when it becomes available.

Office Locations 4 An Emerging High Performing Institution Overview ▪ Niche-focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming, California and Montana Company Highlights Competitive Advantage (as of 6/30/21) ▪ Assets: $2.01 billion ▪ Total Loans: $1.62 billion ▪ Total Deposits: $1.68 billion ▪ AUM: $6.76 billion (for the year ending 12/31/20) ▪ Loan Growth: 53.9% ▪ Deposit Growth: 49.1% ▪ Asset Growth: 57.7% ▪ ROAA: 1.48% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits both clients and First Western ▪ Local boutique private trust bank offices with central product experts First Western Financial, Inc. (FW) Financial Holding Company First Western Trust Bank Colorado state chartered bank (16 locations) First Western Merger Corporation State licensed insurance agency

5 Investment Highlights Proven Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum ▪ Significant revenue growth driving improved operating leverage and higher profitability ▪ TBV/share(1) increased 25% in 2020 ▪ Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term ▪ Pending acquisition of Teton Financial Services, Inc. provides additional catalyst for earnings growth in 2022 ▪ Highly aligned with shareholder interests as insiders own ~22% of total shares outstanding ▪ Discounted valuation trading at just 1.5x TBV/share(2) High Insider Ownership and Discounted Valuation ▪ Track record of generating organic growth, expansion and acquisitions ▪ Total assets up 58% in 2020 with substantial increases in revenue and EPS ▪ Strengthening commercial banking platform creating more diverse loan portfolio and lower-cost deposit base ▪ Rapidly growing institution operating in high growth markets ▪ Diverse sources of recurring fee income that represent 50%+ of total revenue ▪ Attractive, stable deposit base with noninterest-bearing and money market accounts comprising 83% of total deposits ▪ Conservative underwriting and affluent client base results in exceptional asset quality with minimal credit losses (1) See Non-GAAP reconciliation (2) As of July 23, 2021

$4,556 $5,795 $7,602 $10,854 $37,745 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 6 Strong Operational and Financial Momentum ▪ Robust balance sheet growth ▪ Higher fee income driven by strengthened mortgage team ▪ Consistent new client acquisition activity driving growth in assets under management ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non-GAAP reconciliation 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $17.98 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 MYFW TBV/Share 7 Improving Earnings Driving Outperformance and Creating Shareholder Value Discounted Valuation Provides Opportunity for Continued Outperformance as Multiple Expands (1) See Non-GAAP reconciliation (2) Source: S&P Global Market Intelligence (January 1, 2020 through July 23, 2021) TBV/Share(1) Up 96% Since July 2018 IPO

Franchise Overview 8

Great Markets, Scarce Investment Opportunity

First Western Market Favorability [1]

- Colorado (2020)
  - #1 state for growth in personal income in 2019
  - #3 best state for business (24/7 Wall Street)
  - #3 best state for entrepreneurs and start-ups (Motley Fool)
- Denver, Colorado (2020)
  - #3 hottest job market (Wall Street Journal)
  - #5 fastest growing city (WalletHub)
  - #1 most searched location for out-of-state movers (Apartment List)
- Fort Collins, CO (2019)
  - #9 best performing city (Milken Institute)
  - Manufacturing for Anheuser-Busch, Broadcom, Intel
- Phoenix, Arizona (2019)
  - America's fastest growing city three years in a row
  - 7.9% population growth from 2015 - 2019

Deposits by MSA [2]


Phoenix, AZ 15%
Fort Collins, CO 14%
Boulder, CO 12%
Glenwood Springs, CO 2%
Jackson, WY 2%
Denver, CO 55%

Deposits by State	
Colorado	83%
Arizona	15%
Wyoming	2%

MYFW is 2nd Largest Publicly Held CO Chartered Bank

As of March 31, 2021	Current Ownership	Total Assets ($bn)
FirstBank	Private	24.4
NBH Bank	**Public (NYSE: NBHC)**	6.7
Bank of Colorado	Private (Sub. Of Pinnacle Bancorp-NE)	5.6
Alpine Bank	Private	5.2
Sunflower Bank	Private	5.0
ANB Bank	Private	3.3
Citywide Banks	HTLF (Acquired in 2017)	2.6
First Western Trust Bank	**Public (Nasdaq: MYFW)**	2.2

Small Market Share Provides Large Growth Opportunity

MSA	State	Market Share	Projected % Change in HHI (2021-2026) [3]
Denver-Aurora-Lakewood	CO	0.73	11.0
Fort Collins	CO	2.03	13.45
Phoenix-Mesa-Scottsdale	AZ	0.15	13.18
Boulder	CO	1.40	11.41
Jackson	WY/ID	1.12	8.50
Glenwood Springs	CO	0.80	8.82
National Average			**9.01**

(1) Source: 2020 Downtown Denver Partnership Report; Ft. Collins Chamber of Commerce; City of Phoenix
(2) Source: S&P Global Market Intelligence as of 06/30/2020.
(3) Percentage growth in household income (HHI).

9

FIRSTWESTERN

MYFW: Our Five Core Strengths

Differentiated, Proven in the Marketplace	▪ **Niche-focused** franchise headquartered in Denver, Colorado ▪ Well-positioned in many **attractive markets** in Arizona, California, Colorado and Wyoming ▪ **Specialized central expertise** to compete with siloed national, regional firms ▪ Delivered through **local, boutique trust banking teams** so clients "owned" by MYFW, not associates
Built-in Operating Leverage	▪ **Strong profit center margins at maturity**, growth opportunities in current and new markets ▪ **Revenue growth** in both fee income and net interest income, with neutral balance sheet ▪ Scalable, **leverageable high fixed cost, low variable cost Product and Support Centers** ▪ Operating **expense investment already in place** for growth and expansion
Highly Desirable Recurring Fee Income	▪ **~50% fee income**, consistently through MYFW's history ▪ Primarily **recurring** trust and investment management ("TIM") fees ▪ **Low risk, "sticky" wealth/trust business** with comprehensive product offering ▪ **Multiple entry points with ConnectView®** – proprietary review process to service, **cross-sell**
Experienced, Tested Team	▪ Executives are **major bank/professional firm trained**, with deep relationships in communities ▪ Achieved **growth through** business and economic **cycles**, capital constraints ▪ Healthy relationship with all regulators with **strong risk management** culture ▪ CEO with **proven track record** for creating value in previous bank ownership
Unique Opportunity for Investors	▪ At critical mass but small market share, **many current and new market opportunities** ▪ **Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition** ▪ Few large Colorado bank alternatives for investors and clients, creating **lift-out opportunities** ▪ Attractive revenue and earnings growth story **trading at discounted valuation**

10

FIRST western

Cross-Selling a Diverse Set of Products and Services

Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

Commercial Banking	▪ Corporate loans to match specific needs ▪ Well-versed in working with complex cash flows and business models ▪ **Customized treasury management** products and services
Retirement / 401(k) Plan Consulting	▪ **Retirement plan consultants** partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education
Residential Mortgage Lending	▪ Mortgage banking **specializing in purchase money, high net worth lending** ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Targeted portfolio lending and secondary sales
Wealth Planning	▪ Wealth planning with specialized services (e.g. philanthropic) ▪ **Proprietary ConnectView® approach**, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance
Investment Management	▪ Provide a **broad range of asset and sub asset classes,** with automated tax and basis management ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts
Trust	▪ **Fiduciary wealth management** with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services

11

FIRSTWESTERN

$49.7 $54.3 $55.2 $57.8 $64.3 $97.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Net Interest Income Non-Interest Income, excluding net gain/(loss) on sale of securities and assets 12 High Quality Revenues with Predictable Sources of Recurring Income Net Interest Income $46.1 47% Mortgage $29.3 30% Bank Fees $1.3 1% Insurance $1.2 1% Other $0.4 1% Trust & Advisory $19.0 20% ($ in millions) Note: As of or for the period ended December 31, 2020. Totals may not add up due to rounding. ($ in millions) FY 2020 Revenue Mix Gross Revenue(1) (1) See Non-GAAP reconciliation

13 Private Bank Model Generates Strong Fee Income Half of Operating Revenue Generated by Fee Income 63.7% 52.6% 43.4% 43.1% 35.6% 32.5% 30.8% 28.5% 27.9% 27.6% 26.8% 24.7% 24.6% 21.8% 16.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ALRS MYFW WASH UMBF BMTC PGC UVSP BPFH TSC SYBT CFR CATC TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Source: S&P Global Market Intelligence (for the 12 months ended December 31, 2020)

Driving Profitable Growth 14

15 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY ▪ Phoenix, AZ 2016 – 2020 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank Office Openings Acquisitions 2002 2021 3 5 6 9 12 10 16 12 ## Total Acquisitions Total Offices 18 13 2021 (1) ▪ Teton Financial Services, Inc. 2021 (3)(1) ▪ Jackson Hole, WY ▪ Pinedale, WY ▪ Rock Springs, WY (1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices are expected to be consolidated

16 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experience commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Lone Tree office opened in 2020 ▪ Built team and revenue base to open office in Broomfield, CO in 2Q21 Continue growing Mortgage business ▪ MLO count increased 24% in 2019 ▪ Added mortgage operations depth, capital markets capabilities in 2020 ▪ Continuing to attract proven MLOs to increase market share Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

17 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2016 2017 2018 2019 2020 $44.0 $62.2 $121.6 $149.0 $467.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions) (in millions) New Loan Production(1) Net Deposit Growth(2)

18 Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 90.4% 88.2% 85.4% 80.6% 60.5% 50.0% 60.0% 70.0% 80.0% 90.0% 2016 2017 2018 2019 2020 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low-cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 19 Commercial Banking Driving Growth $837 $958 $977 $1,213 $1,055 $400 $600 $800 $1,000 $1,200 $1,400 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $785 $830 $908 $871 $975 $400 $600 $800 $1,000 $1,200 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short-term nature. (in millions) (in millions) Up 24% Year-Over-Year Up 26% Year-Over-Year Total Commercial Loans(1) Total Commercial Deposits

20 Non-Mortgage Segment Earnings (1) See Non-GAAP reconciliation $0.40 $0.32 $0.67 $0.73 $0.85 $1.44 $1.61 $0.89 $0.99 $1.00 $0.00 $0.50 $1.00 $1.50 $2.00 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Non-Mortgage Segment Consolidated ▪ Non-mortgage segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share(1)

Recent Financial Trends 21

22 Overview of 2Q21 Increasing Loan Growth and Reduction in Excess Liquidity Earnings Growth and Higher Returns Growth in Private and Commercial Banking Driving Improved Profitability ▪ Excluding mortgage business, gross revenue increased 27% over prior year, while non-interest expense increased just 7% ▪ Balance sheet growth driving significant operating leverage and higher profitability ▪ New client additions and growth in AUM resulted in 9% growth in trust and investment management fees over prior year, despite sale of Los Angeles Fixed Income Team during 4Q20 ▪ Non-performing assets declined to 0.16% of total assets from 0.18% at end of prior quarter ▪ History of exceptionally low charge-offs continues Asset Quality Remains Exceptional ▪ Total loans held for investment, excluding PPP loans, increased 34% annualized from prior quarter ▪ Well balanced production across the portfolio ▪ Intentional run-off of higher-cost, non-relationship deposit accounts to reduce excess liquidity and support net interest margin ▪ Net income available to common shareholders of $6.3 million, or $0.76 diluted EPS, up from $6.0 million, or $0.74 diluted EPS, in 1Q21 ▪ Return on average assets of 1.22%, up from 1.16% in 1Q21 ▪ Return on average shareholders’ equity of 15.17%, up from 14.95% in 1Q21

23 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $6.3 million, or $0.76 diluted earnings per share, in 2Q21 ▪ Strong profitability results in 3.6% and 4.3% increase in book value per share and tangible book value per share(1), respectively, from 1Q21 $245 $8,941 $9,630 $4,874 $5,999 $6,277 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Income Adjustments to Net Income (1) $0.03 $1.13 $1.21 $0.61 $0.74 $0.76 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Income Adjustments to Net Income (1) (1) See Non-GAAP reconciliation Net Income Available to Common Shareholders Diluted Earnings per Share

24 Loan Portfolio ▪ Total loans HFI increased $26.2 million, or 1.7% from prior quarter ▪ Excluding PPP loans, total loans HFI increased $113.6 million, or 8.4% from prior quarter ▪ Forgiveness of PPP loans drove decline in Cash, Securities and Other portfolio ▪ Loan production returns to normalized levels with balanced contributions across the portfolio ▪ Decline in payoffs helps drive higher loan growth 2Q 2020 1Q 2021 2Q 2021 Cash, Securities and Other $371,111 $363,155 $290,907 Construction and Development 74,793 110,024 127,141 1-4 Family Residential 418,409 452,591 496,101 Non-Owner Occupied CRE 229,150 317,457 324,493 Owner Occupied CRE 117,426 161,787 178,847 Commercial and Industrial 213,271 141,770 155,526 Total Loans HFI $1,424,160 $1,546,784 $1,573,015 Mortgage loans held-for-sale (HFS) 69,604 176,644 48,563 Total Loans $1,493,764 $1,723,428 $1,621,578 $191.7 $1.8 $78.9 $5.0 $119.0 $142.1 $201.1 $65.7 $137.5 $71.8 $83.2 $128.1 $122.6 $91.5 $48.7 $30.5 $91.4 $0 $50 $100 $150 $200 $250 2Q20 3Q20 4Q20 1Q21 2Q21 PPP Production⁽¹⁾ Production Net Loan Payoffs PPP Forgiveness (in millions) $1,337 $1,558 $1,644 $1,731 $1,660 $1,723 $1,622 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2Q20 3Q20 4Q20 1Q21 2Q21 1Q21 2Q21 HFI HFS (1) Bank originated (2) Excludes deferred (fees) costs, and amortized premium/(unaccreted discount), net ($ in thousands, as of quarter end) Loan Portfolio Composition(2) Loan Portfolio Details Loan Production & Net Loan Payoffs Total Loans(2) Average Period End

25 Total Deposits ▪ Total deposits decreased $128.8 million from end of prior quarter ▪ Decrease in deposits partially resulting from seasonal outflow related to tax payments and a decline in PPP-related deposits ▪ Excess liquidity funded the intentional reduction of higher-cost, non-relationship deposits (public funds) that will support net interest margin 2Q 2020 1Q 2021 2Q 2021 Money market deposit accounts $759,997 $918,940 $840,073 Time deposits 152,897 157,072 137,499 NOW 88,560 130,540 141,076 Savings accounts 7,415 7,885 5,299 Noninterest-bearing accounts 398,063 593,388 555,106 Total Deposits $1,406,932 $1,807,825 $1,679,053 $1,309 $1,463 $1,577 $1,721 $1,705 $1,808 $1,679 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2Q20 3Q20 4Q20 1Q21 2Q21 1Q21 2Q21 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

26 Trust and Investment Management ▪ Total assets under management increased $276.5 million from March 31, 2021 to $6.76 billion at June 30, 2021 ▪ The increase in asset balances were driven by both account additions and new account growth as well as the continued improvement in market valuations $5,752 $6,131 $6,255 $6,486 $6,762 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income (3) Includes $3.0 million in SBA fee income less $0.9 million of deferred loan origination expense Paycheck Protection Program Overview Impact on 2Q21 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $1.2 Interest income from PPP loans, less PPPLF funding cost $0.3 Net Interest Income $1.5 Net Interest Margin Impact 7 bps ($ in Millions) As of 6/30/21 Total Loans (existing PPP) $103.1 Total Loans Forgiven $177.4 PPPLF advances $105.8 Remaining Fees to be Recognized Pre-Tax(3) $2.1

(1) See Non-GAAP reconciliation (2) Gross Revenue for Capital Management includes amounts for the fourth quarter of 2020 through the completion of the sale of the LA Fixed Income Team on November 16, 2020. Financial results after that date for the unsold portion are presented in Wealth Management. 28 Gross Revenue ▪ Gross revenue(1) unchanged from 1Q21 ▪ Increase in net interest income and trust and investment management fees offset by lower net gain on mortgage loans Non-interest Income $9,498 Net Interest Income $14,223 40.0% 60.0% $26.2 $31.0 $23.4 $23.7 $23.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q2 2020 Q3 2020 Q4 2020⁽²⁾ Q1 2021 Q2 2021 Wealth Management Capital Management Mortgage (in millions) 2Q21 Gross Revenue(1) Gross Revenue(1)

29 Net Interest Income and Net Interest Margin ▪ Net interest income increased 9.0% from 1Q21, primarily due to higher PPP-related fees and higher average balances of non-PPP loans ▪ Net interest margin, including PPP and purchase accretion, increased 11 bps to 3.01% ▪ Net interest margin, excluding PPP and purchase accretion(1), was unchanged from 1Q21 at 2.88% Cost of funds decreased 3 bps to 0.28% in 2Q21 from 0.31% in 1Q21 ▪ Net interest margin expected to be flat to slightly higher over 2Q21 as excess liquidity is utilized to fund increased loan growth $10,796 $12,918 $13,457 $13,053 $14,223 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 3.10% 3.07% 3.07% 2.88% 2.88% 3.22% 3.23% 3.10% 2.90% 3.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin (1) (1)

30 Non-Interest Income ▪ Non-interest income decreased 10.5% from 1Q21 ▪ Decreased net gain on mortgage loans partially offset by higher trust and investment management fees ▪ Trust and investment management fees up 9% over 2Q20, despite loss of approximately $0.4 million in fees per quarter related to LA Fixed Income Team sold in 4Q20 $15,427 $18,032 $9,954 $10,615 $9,498 $0 $5,000 $10,000 $15,000 $20,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $4,609 $4,814 $4,868 $4,847 $5,009 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (in thousands) (in thousands) Total Non-Interest Income Trust and Investment Management Fees

31 Mortgage Operations ▪ Mortgage locks down 38% from prior quarter reflects decreased inventory and refi slow down ▪ Refi/Purchase mix of 49/51% in 2Q21 compared to 77/23% in 1Q21 and 67/33% in 4Q20 ▪ Profit margin down 10% due to decreased volume $344.3 $376.3 $414.5 $490.8 $319.7 $37.2 $41.9 $32.4 $33.9 $41.2 $0 $100 $200 $300 $400 $500 $600 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Originations for Sale Originations for Porfolio $417.1 $718.8 $376.6 $359.4 $223.2 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (in millions) $8.3 $10.2 $1.7 $2.1 $1.2 $10.2 $12.3 $4.3 $5.2 $3.9 81% 83% 40% 41% 31% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Income Revenue Profit Margin (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

32 Non-Interest Expense and Efficiency Ratio ▪ Non-interest expense declined 0.7% from 1Q21 ▪ Decline in non-interest expense drives improvement in operating efficiency ratio compared to 1Q21 $323 $12,321 $16,632 $15,614 $15,629 $15,521 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Non-Interest Expense Adjustments to Non-Interest Expense (1) (1) 48.2% 53.4% 66.6% 66.0% 65.4% 0% 20% 40% 60% 80% 100% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands)

33 Asset Quality ▪ Positive asset quality trends across the portfolio ▪ Non-performing assets decreased by $0.9 million, and declined as a percentage of total assets to 0.16% from 0.18% in 1Q21 ▪ Immaterial net charge-offs again in the quarter ▪ ALL/Adjusted Total Loans(1) decreased to 0.93% in 2Q21 from 1.01% in 1Q21, consistent with strong asset quality trends 0.67% 0.53% 0.22% 0.18% 0.16% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non-GAAP reconciliation

34 Capital and Liquidity Overview 10.68% 10.68% 13.45% 7.75% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 6/30/21) Liquidity Reserves: Total Available Cash $ 288,187 Unpledged Investment Securities 16,679 Borrowed Funds: Unsecured: Credit Lines 54,000 Secured: FHLB Available 457,680 FRB Available 630 Brokered Remaining Capacity 302,739 Total Liquidity Funding Sources $ 1,119,915 Loan to Deposit Ratio 93.6% $91,662 $104,411 $130,704 $143,736 $11.50 $13.15 $16.44 $17.98 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 4Q18 4Q19 4Q20 2Q21 TCE TBV/Share (in thousands) (1) See Non-GAAP reconciliation Consolidated Capital Ratios (as of 6/30/21) Tangible Common Equity / TBV per Share(1) (in thousands)

Acquisition of Teton Financial Services, Inc. 35

36 Expansion Into a Growing Wyoming Region Strategic Rationale ▪ Acquisition of Teton Financial Services, Inc., holding company for Rocky Mountain Bank, creates a $2.4 billion financial institution with $1.9 billion in gross loans, $2.1 billion in deposits, and $7.2 billion in assets under management ▪ Expands First Western’s footprint / market share in Wyoming – Wyoming demographics and business landscape aligns with First Western’s business model with favorable trust, estate and tax laws – Ability to consolidate two Jackson Hole offices, and provide an attractive base for expansion into Pinedale and Rock Springs ▪ Complementary asset / liability mix and further diversification of First Western’s loan portfolio ▪ Improves operating leverage and provides additional financial resources to execute First Western’s strategic plan – Enhances revenue generation (not modeled) through diversification of lending revenues and robust cross-selling opportunities – Low-cost core deposits and higher yielding loans strengthen NIM and earnings Enhances Shareholder / Stakeholder Value ▪ 5.2% accretive to 2022 EPS(1) (7.4% accretive assuming fully phased-in cost savings) ▪ 0.4% dilutive to tangible book value with a short earnback period of 0.4 years using the crossover method ▪ >20% internal rate of return ▪ Improves scale, profitability and liquidity ▪ Opportunity to retain talented banking professionals with an established presence in Wyoming ▪ Enhances capabilities to support local communities (1) Assumes 75% phase-in of cost savings in 2022

Teton Financial Services, Inc. Overview

Company Overview

- Holding company for Rocky Mountain Bank
- Operates out of three branches in Jackson Hole, Pinedale and Rock Springs
- Primarily focused on real estate and C&I lending within the Wyoming region
- Offers trust / wealth management expertise in Wyoming's favorable trust environment
- Attractive low-cost deposit franchise with 94% core deposits[1]
- Double digit CAGR in loans and deposits (2013 – 2020)
- Bank level headquarters: Jackson, WY
- Year established: 1983



Jackson Hole
Pinedale
Rock Springs
Laramie
Fort Collins
Denver
MYFW CO and WY Branches (10)
Teton Financial Services, Inc. (3)

Key Bank Level Financial Highlights

For the quarter ended March 31, 2021

Balance Sheet ($mm)		
Total Assets	$	429.2
Gross Loans		274.9
Total Deposits		384.6
Total Equity		42.0
Profitability / Rates (%)		
Net Income ($000s)	$	1,379
Return on Average Assets		1.32
Return on Average Equity		13.33
Net Interest Margin		3.08
Efficiency Ratio		52.9
Yield on Total Loans		4.79
Cost of Total Deposits		0.22
Balance Sheet Ratios / Capital (%)		
Gross Loans / Deposits		71.5
TCE / TA		9.33
Leverage Ratio		9.54
Tier 1 Capital Ratio		15.33
TRBC Ratio		16.60
Asset Quality (%)		
NPAs (excl. TDRs) / Assets		0.00
NPAs / Loans & OREO		0.03
NCOs / Avg. Loans		0.21
LLR / Gross Loans		2.02

Deposit Market Share by County

Market	Market Pop. (#)	Median HH Income ($)	Deposits ($mm)	Branches (#)	Deposit Mkt. Share (%)	Deposit Mkt. Rank (#)
Teton, WY	23,703	98,623	174.3	1	6.4	6
Sublette, WY	9,771	78,347	85.2	1	26.1	2
Sweetwater, WY	41,651	76,181	83.1	1	8.2	5
Total / Average	**75,125**	**78,347**	**342.5**	**3**	**-**	**-**

Source: S&P Global and FDIC Summary of Deposits
Note: Deposit market share data as of June 30, 2020
(1) Core deposits equal to total deposits less time deposits greater than $100,000

37

FIRSTWESTERN

38 Pro Forma Loan and Deposit Composition Loan Composition Deposit Composition First Western Financial, Inc. Teton Financial Services, Inc. (1) Pro Forma + = + = Total Deposits: $1,807,825 Total Deposits: $384,600 Total Deposits: $2,192,425 Cost of Deposits: 0.23% Cost of Deposits: 0.22% Cost of Deposits: 0.23% Loans / Deposits: 95.2% Loans / Deposits: 71.5% Loans / Deposits: 91.0% Gross Loans: $1,720,171 Gross Loans: $274,939 Gross Loans: $1,995,110 Yield on Loans: 3.58% Yield on Loans: 4.79% Yield on Loans: 3.74% C&D 6% C&I 24% Res. RE 32% OO CRE 10% NOO CRE 15% Multifamily 4% Consumer & Other 9% C&D 10% C&I 26% Res. RE 25% OO CRE 10% NOO CRE 15% Multifamily 2% Consumer & Other 12% C&D 7% C&I 24% Res. RE 31% OO CRE 10% NOO CRE 15% Multifamily 4% Consumer & Other 9% DDA 33% NOW & Other 7% MMDA & Sav. 51% Retail Time 5% Jumbo Time 4% DDA 12% NOW & Other 8% MMDA & Sav. 71% Retail Time 8% Jumbo Time 1% DDA 29% NOW & Other 7% MMDA & Sav. 55% Retail Time 5% Jumbo Time 4% Source: S&P Global. Financial data as of March 31, 2021 Note: Pro forma excludes purchase accounting adjustments (1) Bank level regulatory data

Transaction Structure

Consideration	▪ 0.0466 shares of First Western and $0.39 in cash for each share of Teton Financial Services, Inc. ▪ Results in ~76% stock | ~24% cash mix
Transaction Value[1]	▪ $1.62 per share ▪ $47.8 million aggregate transaction value
Collars[2]	▪ Fixed exchange ratio with collars set between $21.50 and $29.08
Transaction Multiples (Financial information as of 6/30/2021)	▪ Price / Tangible Book Value: 1.27x ▪ Pay-to-Trade Ratio: 0.86x ▪ Price / LTM Earnings[3]: 17.6x ▪ Price / 2022 Earnings: 11.0x ▪ Core Deposit Premium[4]: 2.9%
Pro Forma Ownership	▪ ~85% First Western | ~15% Teton Financial Services, Inc.
Due Diligence	▪ Completed, including extensive financial, loan compliance and legal review
Required Approvals	▪ Teton Financial Services, Inc. shareholder approvals and other customary regulatory approvals
Anticipated Closing	▪ Late Q4 2021 or early Q1 2022

(1) Based on MYFW's stock price of $26.46 as of July 21, 2021
(2) Please refer to the Plan and Agreement of Merger for complete terms relating to stock collars and termination rights
(3) For the last 12 months ending June 30, 2021
(4) Core deposits equal to total deposits less time deposits greater than $100,000

39

FIRST WESTERN

40 Key Transaction Assumptions Earnings Cost Savings Fair Market Value Adjustments Core Deposit Intangibles Other Assumptions ▪ Consensus estimates for First Western ▪ Management estimates for Teton Financial Services, Inc. ▪ ~$3.0 million, or 30.0% of Teton Financial Services, Inc.’s 2022e standalone noninterest expense base ▪ 75% phase-in during 2022 and 100% thereafter ▪ Loan Mark: $5.8 million gross loan credit mark, or 2.17% of Teton Financial Services, Inc.’s loan portfolio (as of 6/30/2021) ▪ Real Estate Fair Value Write-up: $3.8 million amortized using straight-line method over 20 years ▪ $1.7 million, or 0.50% of Teton Financial Services, Inc.’s non-time deposits ▪ Amortized sum-of-the-year digits over 10 years ▪ Transaction expenses of $5.7 million after-tax ▪ Increase in equity of $1.3 million due to repayment of employee stock loan ▪ Teton Financial Services, Inc.’s $3.6 million of subordinated debt is paid off before close ▪ Cash portion financed with new subordinated debt

Creating Additional Shareholder Value 41

42 Near-Term Outlook ▪ Loan pipeline continues to increase and should lead to a higher level of loan growth in the second half of the year ▪ Reduction in excess liquidity and higher loan growth should lead to improved net interest margin relative to first half of 2021 ▪ Success in new business development should drive continued growth in trust and investment management fees ▪ Mortgage activity should remain relatively consistent until seasonally slower fourth quarter ▪ Continued growth in revenue and stable expense levels should lead to improved operating leverage and higher profitability ▪ Acquisition of Teton Financial Services positions First Western to deliver another strong year of organic and acquisitive growth in 2022

43 Long-Term Goals to Drive Shareholder Value ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions ▪ ~50 offices ▪ $7-8 million in revenue per office ▪ 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A ▪ Capital and earnings accretive ▪ Create, roll out virtual private bank ▪ Robo advisor tied to bank ▪ “Buy up” into expert advice ▪ Upgrade wealth management platform ▪ Fully integrated front end ▪ Sell wholesale TIM services to other banks Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

MYFW’s core strengths provide the foundation for driving shareholder value 44 A Unique and Attractive Investment Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors

Appendix 45

Organizational Overview 46

Team: Ready to Take MYFW to the Next Level

Name	Title	Joined FW	Years in Industry	Prior Experience
Scott C. Wylie	Chairman, CEO & President	2002	34	▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women's Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation
Julie A. Courkamp	Chief Financial Officer, Director & Treasurer	2006	21	▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations
John E. Sawyer	Chief Investment Officer	2017	28	▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets
Scott J. Lawley	Chief Credit Officer	2018	34	▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank
Matt Cassell	President, Commercial Banking	2020	24	▪ Colorado Market President, Simmons Bank ▪ President-Colorado, Bank SNB ▪ Market President, Community Banks of Colorado
Josh M. Wilson	Regional President, CO/WY/AZ	2008	22	▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank

47

FIRSTwestern

MYFW's Sophisticated Board of Directors

Name	Director Since	Primary Business
Scott C. Wylie	2002	▪ First Western Financial, Inc.
Julie A. Caponi, CPA	2017	▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE)
Julie A. Courkamp	2021	▪ First Western Financial, Inc.
David R. Duncan	2011	▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader
Thomas A. Gart	2013	▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries
Patrick H. Hamill	2004	▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise
Luke A. Latimer	2015	▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board
Scott C. Mitchell	2021	▪ President, U.S. Engineering, Metalworks ▪ President of several successful manufacturing companies ▪ Six Sigma Master Black Belt
Eric D. Sipf, CPA[1]	2003	▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A
Mark L. Smith	2002	▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise
Joseph C. Zimlich, CPA	2004	▪ Family Office Executive ▪ Corporate leadership, board, and investment management

(1) CPA license inactive.

48

FIRSTwestern

Working as a team to grow relationships 49 Integrated Team Approach in Boutique Offices President Private Bankers Lenders Portfolio Managers Wealth Advisor Trust Officer Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView®

50 Organizational Structure Built for Scale Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Scottsdale, AZ ▪ Broomfield, CO (2021) ▪ Lone Tree, CO ▪ Phoenix, AZ ▪ Vail Valley, Avon, CO Loan Production Offices: ▪ Ft. Collins, CO ▪ Greenwood Village, CO Trust Offices: ▪ Century City, CA ▪ Laramie, WY ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management First Western Profit Centers Product Groups Support Centers ▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

Non-GAAP Reconciliations 51

Non-GAAP Reconciliation

Consolidated Efficiency Ratio	For the Three Months Ended,				
(Dollars in thousands)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Non-interest expense	$12,644	$16,632	$15,614	$15,629	$15,521
Less: amortization	4	4	4	4	4
Less: provision on other real estate owned	-	100	76	-	-
Less: loss on assets held for sale	-	-	-	-	-
Plus: gain on sale of LA fixed income team	-	-	62	-	-
Adjusted non-interest expense	$12,640	$16,528	$15,596	$15,625	$15,517
Net interest income	$10,796	$12,918	$13,457	$13,053	$14,223
Non-interest income	15,427	18,032	9,954	10,615	9,498
Less: Net gain on sale of securities	-	-	-	-	-
Less: Net gain on sale of assets	-	-	-	-	-
Total income	$26,223	$30,950	$23,411	$23,668	$23,721
Efficiency ratio	48.2%	53.4%	66.6%	66.0%	65.4%

Consolidated Tangible Common Book Value Per Share	As of the Three Months Ended,												
(Dollars in thousands)	June 30, 2018	Sep. 30, 2018	Dec. 31, 2018	March 31, 2019	June 30, 2019	Sep. 30, 2019	Dec. 31, 2019	March 31, 2020	June 30, 2020	Sep. 30, 2020	Dec. 31, 2020	March 31, 2021	June 30, 2021
Total shareholders' equity	$104,958	$114,164	$116,875	$119,668	$122,157	$125,732	$127,678	$128,703	$139,417	$149,576	$154,962	$161,439	$167,986
Less:													
Preferred stock (liquidation preference)	24,968	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill and other intangibles, net	25,584	25,376	25,213	25,040	23,327	19,722	19,714	19,712	24,267	24,263	24,258	24,254	24,250
Intangibles held for sale(1)	-	-	-	-	-	3,553	3,553	3,000	3,000	3,000	-	-	-
Tangible common equity	54,406	88,788	91,662	94,628	98,830	102,457	104,411	105,991	112,150	122,313	130,704	137,185	143,736
Common shares outstanding, end of period	5,917,667	7,968,420	7,968,420	7,968,420	7,983,866	7,983,284	7,940,168	7,917,489	7,939,024	7,951,749	7,951,773	7,957,900	7,994,832
Tangible common book value per share	$9.19	$11.14	$11.50	$11.88	$12.38	$12.83	$13.15	$13.39	$14.13	$15.38	$16.44	$17.24	$17.98

(1) Represents the intangible portion of assets held for sale

52

FIRSTWESTERN

53 Non-GAAP Reconciliation Wealth Management Gross Revenue0 For the Three Months Ended, (Dollars in thousands) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Total income before non-interest expense $13,114 $16,232 $17,973 $18,471 $19,782 Plus: Provision for loan loss 2,124 1,496 695 - 12 Gross revenue $15,238 $17,728 $18,668 $18,471 $19,794 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Total income before non-interest expense $788 $899 $423 $- $ Plus: Provision for loan loss ----- Gross revenue $788 $899 $423 $- $ Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Total income before non-interest expense $10,197 $12,323 $4,320 $5,197 $3,927 Plus: Provision for loan loss ----- Gross revenue $10,197 $12,323 $4,320 $5,197 $3,927 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Total income before non-interest expense $24,099 $29,454 $22,716 $23,668 $23,709 Plus: Provision for loan loss 2,124 1,496 695 - 12 Gross revenue $26,223 $30,950 $23,411 $23,668 $23,721 Diluted Pre-Tax Earnings Per Share For The Three Months Ended (Dollars in thousands) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Non-Mortgage income before income tax $3,148 $2,581 $5,386 $5,917 $6,983 Mortgage income before income tax 8,307 10,241 1,716 2,122 1,205 Less: Income tax expense 2,759 3,192 2,228 2,040 1,911 Net income available to common shareholders $8,696 $9,630 $4,874 $5,999 $6,277 Diluted weighted average shares 7,928,518 7,963,736 8,015,780 8,098,680 8,213,900 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.40 $0.32 $0.67 $0.73 $0.85 Consolidated Diluted Pre-Tax Earnings Per Share $1.44 $1.61 $0.89 $0.99 $1.00

54 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Net income available to common shareholders $8,696 $9,630 $4,874 $5,999 $6,277 Plus: acquisition related expense including tax impact 245 ---- Plus: loss on intangibles held for sale including tax impact ----- Adjusted net income to common shareholders $8,941 $9,630 $4,874 $5,999 $6,277 Adjusted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Earnings per share $1.10 $1.21 $0.61 $0.74 $0.76 Plus: acquisition related expenses including tax impact 0.03 ---- Plus: loss on intangibles held for sale including tax impact ----- Adjusted earnings per share $1.13 $1.21 $0.61 $0.74 $0.76 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) March 31, 2021 June 30, 2021 Gross loans 1,546,784 1,573,015 Less: Branch acquisition 120,839 116,052 Less: PPP loans 183,005 102,359 Loans excluding acquired and PPP 1,242,940 1,354,604 Allowance for loan losses 12,539 12,552 Allowance for loan losses to Bank originated loans excluding PPP 1.01% 0.93% Total Non-Interest Expense adjusted for Non-Operating items For the Three Months Ended, (Dollars in thousands) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Total non-interest expense $12,644 $16,632 $15,614 $15,629 $15,521 Less: acquisition related expense 323 ---- Less: loss on intangibles held for sale ----- Total Non-Interest Expense adjusted for Non-Operating items $12,321 $16,632 $15,614 $15,629 $15,521

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended September 30, 2020			For the Three Months Ended December 31, 2020			For the Three Months Ended March 31, 2021			For the Three Months Ended June 30, 2021		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	178,756	99		194,179	100		213,577	91		292,615	92	
PPP adjustment	(38,618)	(45)		(20,871)	(5)		21,173	5		17,115	4	
Available-for-sale securities	40,528	173		37,512	186		31,936	196		26,474	169	
PPP adjustment	-	-		-	-		-	-		-	-	
Loans	1,462,872	14,138		1,522,947	14,656		1,554,990	14,212		1,573,553	15,287	
PPP adjustment	(201,208)	(870)		(174,046)	(1,209)		(171,263)	(945)		(176,396)	(1,583)	
Purchase Accretion adjustment	-	(534)		-	(333)		-	(344)		-	(260)	
Adjusted total Interest-earning assets	1,442,330	12,961		1,559,721	13,395		1,650,413	13,215		1,773,360	13,709	
Interest-bearing deposits		1,067			1,015			974			866	
PPP adjustment		-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		204			200			132			117	
PPP adjustment		(180)			(175)			(109)			(93)	
Subordinated notes		221			270			340			342	
Adjusted total interest-bearing liabilities		1,312			1,310			1,337			1,232	
Net interest income		11,649			12,085			11,878			12,477	
Adjusted net interest margin			3.23%			3.10%			2.88%			2.88%

55

Non-GAAP Reconciliation

Consolidated Gross Revenue	For the Years Ended,					
(Dollars in thousands)	2015	2016	2017	2018	2019	2020
Total income before non-interest expense	$49,339	$53,394	$54,501	$57,617	$63,976	$92,600
Less: Net gain on sale of securities	717	114	81	-	119	-
Less: Net gain on sale of assets	-	-	-	-	183	-
Plus: Provision for credit loss	1,071	985	788	180	662	4,682
Gross revenue	**$49,693**	**$54,265**	**$55,208**	**$57,797**	**$64,336**	**$97,282**

Consolidated Pre-tax, Pre-provision Income	For the Twelve Months Ended December 31,				
(Dollars in thousands)	2016	2017	2018	2019	2020
Net Income, as reported	$2,302	$2,023	$5,647	$8,009	$24,534
Provision for loan losses	985	788	180	662	4,682
Income tax (benefit) expense	1,269	2,984	1,775	2,183	8,529
Pre-tax, Pre-provision Income	**$4,556**	**$5,795**	**$7,602**	**$10,854**	**$37,745**

Consolidated Efficiency Ratio	For the Years Ended,				
(Dollars in thousands)	2016	2017	2018	2019	2020
Non-interest expense	$49,823	$49,494	$50,195	$53,784	$59,537
Less: Amortization	747	784	831	374	14
Less: Goodwill impairment	-	-	-	1,572	-
Less: Provision on other real estate owned	-	-	-	-	176
Less: Loss on assets held for sale	-	-	-	-	553
Plus: Gain on sale of LA fixed income team	-	-	-	-	(62)
Adjusted non-interest expense	$49,076	$48,710	$49,364	$51,838	$58,856
Net interest income	$24,457	$27,576	$30,624	$32,061	$46,102
Non-interest income	29,922	27,713	27,173	32,577	51,180
Less: Net gain on securities	114	81	-	119	-
Less: Net gain on sale of assets	-	-	-	183	-
Total income	$54,265	$55,208	$57,797	$64,336	$97,282
Efficiency ratio	**90.4%**	**88.2%**	**85.4%**	**80.6%**	**60.5%**

56

FIRSTwestern

57